UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2006

ROME BANCORP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27481	16-1573070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 W. Dominick Street, Rome, New York 13440-5810
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (315) 336-7300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

          On June 2, 2006, Rome Bancorp, Inc. issued a press release announcing that the Company’s Board of Directors has authorized the repurchase of 5% of it outstanding common stock over the next twelve month period. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)	The following exhibit is furnished with this report:

Exhibit No.	Description

99.1	Press Release issued by Rome Bancorp, Inc. on June 2, 2006.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROME BANCORP, INC.

	By:	/s/ Charles M. Sprock

Charles M. Sprock
Chairman of the Board, President and Chief Executive Officer

Date: June 5, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated June 2, 2006.